Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2017

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

August 2, 2017

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2016			2017
2017	2016	Change		2Q	3Q	4Q	1Q	2Q

			Pre-tax adjusted operating income (loss) by division:
2,199	1,582	39%	U.S. Retirement Solutions and Investment Management Division	870	1,018	964	1,061	1,138
(269)	(55)	-389%	U.S. Individual Life and Group Insurance Division	(201)	173	181	152	(421)
1,622	1,582	3%	International Insurance Division	803	780	755	799	823
(664)	(727)	9%	Corporate and other operations	(415)	(413)	(441)	(352)	(312)

2,888	2,382	21%	Total pre-tax adjusted operating income	1,057	1,558	1,459	1,660	1,228
732	556	32%	Income taxes, applicable to adjusted operating income	228	367	369	423	309

2,156	1,826	18%	After-tax adjusted operating income	829	1,191	1,090	1,237	919

			Reconciling items:
(641)	698	-192%	Realized investment gains (losses), net, and related charges and adjustments	360	649	(824)	38	(679)
245	324	-24%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	108	37	(378)	44	201
(157)	(263)	40%	Change in experience-rated contractholder liabilities due to asset value changes	(133)	1	283	(12)	(145)
			Divested businesses:
16	(105)	115%	Closed Block division	(32)	31	(58)	34	(18)
41	20	105%	Other divested businesses	(11)	56	(160)	6	35
(42)	17	-347%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(8)	(17)	(5)	(28)	(14)

(538)	691	-178%	Total reconciling items, before income taxes	284	757	(1,142)	82	(620)
(212)	243	-187%	Income taxes, not applicable to adjusted operating income	203	134	(334)	(28)	(184)

(326)	448	-173%	Total reconciling items, after income taxes	81	623	(808)	110	(436)

1,830	2,274	-20%	Income (after-tax) before equity in earnings of operating joint ventures	910	1,814	282	1,347	483
30	(17)	276%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	11	13	2	22	8

1,860	2,257	-18%	Income attributable to Prudential Financial, Inc.	921	1,827	284	1,369	491
8	37	-78%	Earnings attributable to noncontrolling interests	4	5	9	3	5

1,868	2,294	-19%	Net income	925	1,832	293	1,372	496
8	37	-78%	Less: Income attributable to noncontrolling interests	4	5	9	3	5

1,860	2,257	-18%	Net income attributable to Prudential Financial, Inc.	921	1,827	284	1,369	491

12.4%	10.8%		Operating Return on Average Equity (based on adjusted operating income) (1)	9.8%	13.8%	12.6%	14.2%	10.5%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on net income) is 4.1%, 11.8%, 2.2%, 13.1%, and 7.1% for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted):
4.88	4.02	After-tax adjusted operating income	1.84	2.66	2.46	2.79	2.09

		Reconciling items:
(1.46)	1.55	Realized investment gains (losses), net, and related charges and adjustments	0.80	1.46	(1.87)	0.09	(1.55)
0.56	0.72	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.24	0.08	(0.86)	0.10	0.46
(0.36)	(0.58)	Change in experience-rated contractholder liabilities due to asset value changes	(0.30)	—	0.64	(0.03)	(0.33)
		Divested businesses:
0.04	(0.23)	Closed Block division	(0.07)	0.07	(0.13)	0.08	(0.04)
0.09	0.04	Other divested businesses	(0.02)	0.13	(0.36)	0.01	0.08
0.01	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.01)	0.02	—	0.01

(1.12)	1.49	Total reconciling items, before income taxes	0.65	1.73	(2.56)	0.25	(1.37)
(0.45)	0.54	Income taxes, not applicable to adjusted operating income	0.45	0.32	(0.75)	(0.05)	(0.40)

(0.67)	0.95	Total reconciling items, after income taxes	0.20	1.41	(1.81)	0.30	(0.97)

4.21	4.97	Net income attributable to Prudential Financial, Inc.	2.04	4.07	0.65	3.09	1.12

429.1	443.2	Weighted average number of outstanding Common shares (basic)	441.1	435.9	430.7	429.9	428.3
438.1	451.3	Weighted average number of outstanding Common shares (diluted)	449.3	444.3	439.8	439.1	437.2

9	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
26	20	After-tax adjusted operating income	9	15	12	15	11
23	25	Net income	11	21	3	16	7

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	676	907	1,133	1,415	1,779
		Long-term debt	13,172	12,942	12,224	12,074	11,806
		Junior Subordinated Long-Term Debt	5,814	5,816	5,817	5,819	5,820

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income	55,149	56,431	45,863	46,784	48,444
		Excluding accumulated other comprehensive income (2)	30,482	31,506	31,242	32,141	32,082
		Amount included above for foreign currency exchange rate remeasurement (3)	(3,509)	(3,327)	(3,199)	(3,060)	(2,889)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	33,991	34,833	34,441	35,201	34,971

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	123.77	128.37	104.91	107.09	111.35
		Excluding accumulated other comprehensive income (2)	68.65	71.95	71.62	73.75	73.96
		Amount included above for foreign currency exchange rate remeasurement (3)	(7.90)	(7.60)	(7.33)	(7.02)	(6.66)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	76.55	79.55	78.95	80.77	80.62

		Number of diluted shares at end of period (5)	444.0	437.9	436.2	435.8	433.8

		Common Stock Price Range (based on closing price):
113.82	79.84	High	79.71	81.65	107.10	113.82	109.13
102.92	58.00	Low	66.93	68.74	81.43	103.92	102.92
108.14	71.34	Close	71.34	81.65	104.06	106.68	108.14

		Common Stock market capitalization (1)	31,304	35,248	44,704	45,798	46,176

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock, including accumulated other comprehensive income, for the second, and third quarters of 2016, includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90. The fourth quarter of 2016, and first and second quarters of 2017 include a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $86.92.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

OPERATIONS HIGHLIGHTS

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	418.8	445.9	431.5	445.2	461.2
		Retail customers	202.1	209.0	209.2	217.6	231.2
		General account	426.3	430.3	399.4	406.1	412.3

		Total Investment Management and Advisory Services	1,047.2	1,085.2	1,040.1	1,068.9	1,104.7
		Non-proprietary assets under management	169.8	176.4	172.6	178.3	173.4

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,217.0	1,261.6	1,212.7	1,247.2	1,278.1
		Managed by U.S. Individual Life and Group Insurance Division	25.7	24.8	24.9	25.1	26.8
		Managed by International Insurance Division	25.0	27.9	26.2	26.5	28.7

		Total assets under management	1,267.7	1,314.3	1,263.8	1,298.8	1,333.6
		Client assets under administration	171.7	177.0	177.3	185.2	188.3

		Total assets under management and administration	1,439.4	1,491.3	1,441.1	1,484.0	1,521.9

		Assets managed or administered for customers outside of the United States at end of period	324.6	335.4	311.1	326.6	341.1

		Distribution Representatives (1):
		Prudential Agents	2,987	3,031	2,937	2,922	2,921
		International Life Planners	7,551	7,667	7,680	7,819	7,735
		Gibraltar Life Consultants	8,734	8,790	8,884	8,752	8,509

49	25	Prudential Agent productivity ($ thousands)	54	56	67	47	51

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2016			2017
2017	2016	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
13,331	11,723	14%	Premiums	6,146	8,934	7,296	5,774	7,557
2,349	2,799	-16%	Policy charges and fee income	1,288	1,559	1,529	1,555	794
6,689	6,104	10%	Net investment income	3,087	3,292	3,299	3,354	3,335
2,666	2,478	8%	Asset management fees, commissions and other income	1,291	1,265	1,296	1,324	1,342

25,035	23,104	8%	Total revenues	11,812	15,050	13,420	12,007	13,028

			Benefits and Expenses (1):
13,532	12,797	6%	Insurance and annuity benefits	6,813	9,254	7,658	6,146	7,386
1,873	1,821	3%	Interest credited to policyholders’ account balances	914	932	945	920	953
648	682	-5%	Interest expense	357	314	319	322	326
(1,479)	(1,403)	-5%	Deferral of acquisition costs	(718)	(731)	(711)	(724)	(755)
1,143	760	50%	Amortization of acquisition costs	281	444	468	481	662
6,430	6,065	6%	General and administrative expenses	3,108	3,279	3,282	3,202	3,228

22,147	20,722	7%	Total benefits and expenses	10,755	13,492	11,961	10,347	11,800

2,888	2,382	21%	Adjusted operating income before income taxes	1,057	1,558	1,459	1,660	1,228

			Reconciling items:
(1,443)	2,220	-165%	Realized investment gains (losses), net, and related adjustments	802	223	(1,454)	(66)	(1,377)
802	(1,522)	153%	Related charges	(442)	426	630	104	698

(641)	698	-192%	Total realized investment gains (losses), net, and related charges and adjustments	360	649	(824)	38	(679)

245	324	-24%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	108	37	(378)	44	201
(157)	(263)	40%	Change in experience-rated contractholder liabilities due to asset value changes	(133)	1	283	(12)	(145)
			Divested businesses:
16	(105)	115%	Closed Block division	(32)	31	(58)	34	(18)
41	20	105%	Other divested businesses	(11)	56	(160)	6	35
(42)	17	-347%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(8)	(17)	(5)	(28)	(14)

(538)	691	-178%	Total reconciling items, before income taxes	284	757	(1,142)	82	(620)

2,350	3,073	-24%	Income before income taxes and equity in earnings of operating joint ventures	1,341	2,315	317	1,742	608
520	799	-35%	Income tax expense	431	501	35	395	125

1,830	2,274	-20%	Income before equity in earnings of operating joint ventures	910	1,814	282	1,347	483

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended June 30, 2017
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	7,557	2,274	1,256	4,032	(5)
Policy charges and fee income	794	771	(76)	112	(13)
Net investment income	3,335	1,325	636	1,260	114
Asset management fees, commissions and other income	1,342	1,330	200	79	(267)

Total revenues	13,028	5,700	2,016	5,483	(171)

Benefits and Expenses (1):
Insurance and annuity benefits	7,386	2,720	1,241	3,422	3
Interest credited to policyholders’ account balances	953	486	245	222	—
Interest expense	326	30	164	3	129
Deferral of acquisition costs	(755)	(90)	(166)	(507)	8
Amortization of acquisition costs	662	108	260	304	(10)
General and administrative expenses	3,228	1,308	693	1,216	11

Total benefits and expenses	11,800	4,562	2,437	4,660	141

Adjusted operating income (loss) before income taxes	1,228	1,138	(421)	823	(312)

	Quarter Ended June 30, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,146	1,018	1,234	3,899	(5)
Policy charges and fee income	1,288	687	505	106	(10)
Net investment income	3,087	1,194	593	1,204	96
Asset management fees, commissions and other income	1,291	1,217	187	134	(247)

Total revenues	11,812	4,116	2,519	5,343	(166)

Benefits and Expenses (1):
Insurance and annuity benefits	6,813	1,460	1,950	3,397	6
Interest credited to policyholders’ account balances	914	451	233	230	—
Interest expense	357	28	146	1	182
Deferral of acquisition costs	(718)	(128)	(172)	(436)	18
Amortization of acquisition costs	281	131	(111)	273	(12)
General and administrative expenses	3,108	1,304	674	1,075	55

Total benefits and expenses	10,755	3,246	2,720	4,540	249

Adjusted operating income (loss) before income taxes	1,057	870	(201)	803	(415)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Six Months Ended June 30, 2017
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	13,331	2,825	2,524	7,994	(12)
Policy charges and fee income	2,349	1,488	641	246	(26)
Net investment income	6,689	2,695	1,283	2,465	246
Asset management fees, commissions and other income	2,666	2,600	396	187	(517)

Total revenues	25,035	9,608	4,844	10,892	(309)

Benefits and Expenses (1):
Insurance and annuity benefits	13,532	3,725	2,948	6,855	4
Interest credited to policyholders’ account balances	1,873	937	488	448	—
Interest expense	648	55	321	6	266
Deferral of acquisition costs	(1,479)	(178)	(349)	(972)	20
Amortization of acquisition costs	1,143	244	332	589	(22)
General and administrative expenses	6,430	2,626	1,373	2,344	87

Total benefits and expenses	22,147	7,409	5,113	9,270	355

Adjusted operating income (loss) before income taxes	2,888	2,199	(269)	1,622	(664)

	Six Months Ended June 30, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	11,723	1,689	2,453	7,595	(14)
Policy charges and fee income	2,799	1,362	1,224	236	(23)
Net investment income	6,104	2,392	1,175	2,324	213
Asset management fees, commissions and other income	2,478	2,381	353	232	(488)

Total revenues	23,104	7,824	5,205	10,387	(312)

Benefits and Expenses (1):
Insurance and annuity benefits	12,797	2,631	3,584	6,570	12
Interest credited to policyholders’ account balances	1,821	904	460	457	—
Interest expense	682	53	288	3	338
Deferral of acquisition costs	(1,403)	(238)	(334)	(862)	31
Amortization of acquisition costs	760	286	(33)	533	(26)
General and administrative expenses	6,065	2,606	1,295	2,104	60

Total benefits and expenses	20,722	6,242	5,260	8,805	415

Adjusted operating income (loss) before income taxes	2,382	1,582	(55)	1,582	(727)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

CONSOLIDATED BALANCE SHEETS

(in millions)

	06/30/2016	09/30/2016	12/31/2016	03/31/2017	06/30/2017

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $286,066; $297,745; $292,581; $300,437; $303,287)	332,270	343,244	321,419	328,717	335,254
Fixed maturities, held to maturity, at amortized cost (fair value $3,026; $2,956; $2,524; $2,552; $2,516)	2,485	2,471	2,144	2,166	2,123
Trading account assets supporting insurance liabilities, at fair value	21,702	21,828	21,840	21,820	22,073
Other trading account assets, at fair value	7,268	7,559	5,764	5,863	6,773
Equity securities, available for sale, at fair value (cost $7,088; $7,197; $7,149; $7,461; $7,456)	9,496	9,765	9,748	10,143	10,151
Commercial mortgage and other loans	51,447	52,273	52,779	53,660	54,915
Policy loans	11,930	12,031	11,755	11,893	11,719
Other long-term investments	10,247	11,346	11,283	11,450	11,777
Short-term investments	5,035	5,254	7,508	5,175	3,616

Total investments	451,880	465,771	444,240	450,887	458,401
Cash and cash equivalents	24,142	24,728	14,127	13,308	16,605
Accrued investment income	3,211	3,279	3,204	3,231	3,228
Deferred policy acquisition costs	16,152	16,975	17,661	18,197	18,715
Value of business acquired	1,951	2,159	2,314	2,266	1,897
Other assets	14,322	15,403	14,780	15,671	16,311
Separate account assets	284,832	291,550	287,636	293,805	297,433

Total assets	796,490	819,865	783,962	797,365	812,590

Liabilities:
Future policy benefits	242,950	252,228	240,908	244,705	250,706
Policyholders’ account balances	142,716	146,577	145,205	147,026	147,554
Securities sold under agreements to repurchase	7,335	6,830	7,606	8,535	8,817
Cash collateral for loaned securities	4,643	5,037	4,333	4,175	4,036
Income taxes	15,140	15,326	10,412	10,598	11,631
Senior short-term debt	676	907	1,133	1,415	1,779
Senior long-term debt	13,172	12,942	12,224	12,074	11,806
Junior subordinated long-term debt	5,814	5,816	5,817	5,819	5,820
Notes issued by consolidated variable interest entities	2,094	2,722	2,150	2,179	2,176
Other liabilities	21,940	22,956	20,450	20,060	22,192
Separate account liabilities	284,832	291,550	287,636	293,805	297,433

Total liabilities	741,312	762,891	737,874	750,391	763,950

Equity:
Accumulated other comprehensive income	24,667	24,925	14,621	14,643	16,362
Other equity	30,482	31,506	31,242	32,141	32,082

Total Prudential Financial, Inc. equity	55,149	56,431	45,863	46,784	48,444

Noncontrolling Interest	29	543	225	190	196

Total Equity	55,178	56,974	46,088	46,974	48,640

Total liabilities and equity	796,490	819,865	783,962	797,365	812,590

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of June 30, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	458,401	61,320	397,081	135,065	58,108	186,124	17,784
Deferred policy acquisition costs	18,715	316	18,399	5,452	5,503	7,813	(369)
Other assets	38,041	2,189	35,852	14,556	11,703	10,977	(1,384)
Separate account assets	297,433	—	297,433	250,394	48,079	3,333	(4,373)

Total assets	812,590	63,825	748,765	405,467	123,393	208,247	11,658

Liabilities:
Future policy benefits	250,706	49,027	201,679	68,116	17,614	110,853	5,096
Policyholders’ account balances	147,554	5,166	142,388	58,733	34,125	49,523	7
Debt	19,405	—	19,405	3,441	7,637	109	8,218
Other liabilities	48,852	11,000	37,852	7,065	9,140	19,096	2,551
Separate account liabilities	297,433	—	297,433	250,394	48,079	3,333	(4,373)

Total liabilities	763,950	65,193	698,757	387,749	116,595	182,914	11,499

Equity:
Accumulated other comprehensive income (loss)	16,362	1	16,361	2,389	1,126	14,185	(1,339)
Other equity	32,082	(1,370)	33,452	15,026	5,672	11,100	1,654

Total Prudential Financial, Inc. equity	48,444	(1,369)	49,813	17,415	6,798	25,285	315

Noncontrolling Interest	196	1	195	303	—	48	(156)

Total Equity	48,640	(1,368)	50,008	17,718	6,798	25,333	159

Total liabilities and equity	812,590	63,825	748,765	405,467	123,393	208,247	11,658

	As of December 31, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	444,240	59,714	384,526	132,915	55,333	176,252	20,026
Deferred policy acquisition costs	17,661	336	17,325	5,003	5,454	7,208	(340)
Other assets	34,425	2,001	32,424	12,908	11,235	10,842	(2,561)
Separate account assets	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total assets	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Liabilities:
Future policy benefits	240,908	49,281	191,627	65,972	16,987	103,930	4,738
Policyholders’ account balances	145,205	5,204	140,001	58,371	33,872	47,747	11
Debt	19,174	—	19,174	3,147	7,282	87	8,658
Other liabilities	44,951	8,967	35,984	7,076	7,248	18,457	3,203
Separate account liabilities	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total liabilities	737,874	63,452	674,422	377,365	111,533	173,038	12,486

Equity:
Accumulated other comprehensive income (loss)	14,621	(4)	14,625	1,294	706	14,320	(1,695)
Other equity	31,242	(1,399)	32,641	14,692	5,927	9,716	2,306

Total Prudential Financial, Inc. equity	45,863	(1,403)	47,266	15,986	6,633	24,036	611

Noncontrolling Interest	225	2	223	274	—	45	(96)

Total Equity	46,088	(1,401)	47,489	16,260	6,633	24,081	515

Total liabilities and equity	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of June 30, 2017				As of December 31, 2016
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	—	5,821	5,820	11,641	—	5,822	5,817	11,639
Operating Debt - Investment related	1,033	4,221	—	5,254	477	4,901	—	5,378
Operating Debt - Specified businesses	746	1,045	—	1,791	584	914	—	1,498
Limited recourse and non-recourse borrowing	—	719	—	719	72	587	—	659

Total debt	1,779	11,806	5,820	19,405	1,133	12,224	5,817	19,174

	As of June 30, 2017				As of December 31, 2016
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,645	940	56	11,641	10,645	939	55	11,639
Operating Debt - Investment related	4,068	187	999	5,254	4,314	65	999	5,378
Operating Debt - Specified businesses	1,088	703	—	1,791	965	533	—	1,498
Limited recourse and non-recourse borrowing	—	719	—	719	—	659	—	659

Total debt	15,801	2,549	1,055	19,405	15,924	2,196	1,054	19,174

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $840M of surplus notes as of June 30, 2017 and $839M as of December 31, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2016			2017
2017	2016	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,825	1,689	67%	Premiums	1,018	3,791	2,258	551	2,274
1,488	1,362	9%	Policy charges and fee income	687	723	712	717	771
2,695	2,392	13%	Net investment income	1,194	1,325	1,324	1,370	1,325
2,600	2,381	9%	Asset management fees, commissions and other income	1,217	1,266	1,280	1,270	1,330

9,608	7,824	23%	Total revenues	4,116	7,105	5,574	3,908	5,700

			Benefits and Expenses (1):
3,725	2,631	42%	Insurance and annuity benefits	1,460	4,243	2,760	1,005	2,720
937	904	4%	Interest credited to policyholders’ account balances	451	458	473	451	486
55	53	4%	Interest expense	28	29	23	25	30
(178)	(238)	25%	Deferral of acquisition costs	(128)	(116)	(95)	(88)	(90)
244	286	-15%	Amortization of acquisition costs	131	100	146	136	108
2,626	2,606	1%	General and administrative expenses	1,304	1,373	1,303	1,318	1,308

7,409	6,242	19%	Total benefits and expenses	3,246	6,087	4,610	2,847	4,562

2,199	1,582	39%	Adjusted operating income before income taxes	870	1,018	964	1,061	1,138

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2017				Quarter Ended June 30, 2017
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	2,825	80	2,745	—	2,274	41	2,233	—
Policy charges and fee income	1,488	1,371	117	—	771	712	59	—
Net investment income	2,695	374	2,252	69	1,325	184	1,104	37
Asset management fees, commissions and other income	2,600	696	430	1,474	1,330	369	211	750

Total revenues	9,608	2,521	5,544	1,543	5,700	1,306	3,607	787

Benefits and Expenses (1):
Insurance and annuity benefits	3,725	159	3,566	—	2,720	71	2,649	—
Interest credited to policyholders’ account balances	937	164	773	—	486	77	409	—
Interest expense	55	31	12	12	30	17	6	7
Deferral of acquisition costs	(178)	(159)	(16)	(3)	(90)	(80)	(9)	(1)
Amortization of acquisition costs	244	230	8	6	108	102	4	2
General and administrative expenses	2,626	1,016	496	1,114	1,308	507	240	561

Total benefits and expenses	7,409	1,441	4,839	1,129	4,562	694	3,299	569

Adjusted operating income before income taxes	2,199	1,080	705	414	1,138	612	308	218

	Six Months Ended June 30, 2016				Quarter Ended June 30, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,689	76	1,613	—	1,018	44	974	—
Policy charges and fee income	1,362	1,251	111	—	687	631	56	—
Net investment income	2,392	322	2,029	41	1,194	161	1,010	23
Asset management fees, commissions and other income	2,381	603	381	1,397	1,217	307	201	709

Total revenues	7,824	2,252	4,134	1,438	4,116	1,143	2,241	732

Benefits and Expenses (1):
Insurance and annuity benefits	2,631	168	2,463	—	1,460	57	1,403	—
Interest credited to policyholders’ account balances	904	198	706	—	451	98	353	—
Interest expense	53	37	9	7	28	19	5	4
Deferral of acquisition costs	(238)	(217)	(15)	(6)	(128)	(117)	(8)	(3)
Amortization of acquisition costs	286	266	12	8	131	122	5	4
General and administrative expenses	2,606	1,045	504	1,057	1,304	537	247	520

Total benefits and expenses	6,242	1,497	3,679	1,066	3,246	716	2,005	525

Adjusted operating income before income taxes	1,582	755	455	372	870	427	236	207

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
153,295	149,441	Beginning total account value	149,246	151,188	154,903	153,295	156,830
1,470	1,349	Sales: Highest Daily Suite - risk retained by Prudential (1)	666	587	558	782	688
20	728	Highest Daily Suite - externally reinsured living benefits	354	321	318	14	6
1,431	2,191	Other variable annuities (2)	1,247	1,180	762	632	799

2,921	4,268	Total sales	2,267	2,088	1,638	1,428	1,493
(4,708)	(3,662)	Surrenders and withdrawals	(1,914)	(1,992)	(2,122)	(2,326)	(2,382)

(1,787)	606	Net sales (redemptions)	353	96	(484)	(898)	(889)
(804)	(754)	Benefit payments	(399)	(349)	(347)	(413)	(391)

(2,591)	(148)	Net flows	(46)	(253)	(831)	(1,311)	(1,280)
10,329	3,637	Change in market value, interest credited, and other	2,873	4,877	124	5,751	4,578
(1,831)	(1,742)	Policy charges	(885)	(909)	(901)	(905)	(926)

159,202	151,188	Ending total account value	151,188	154,903	153,295	156,830	159,202

		Variable Annuities Account Value by Product:
116,905	111,820	Highest Daily Suite - risk retained by Prudential (1)	111,820	113,902	112,543	115,314	116,905
3,084	2,259	Highest Daily Suite - externally reinsured living benefits	2,259	2,629	2,932	3,025	3,084
39,213	37,109	Other variable annuities (2)	37,109	38,372	37,820	38,491	39,213

159,202	151,188	Ending total account value	151,188	154,903	153,295	156,830	159,202

		Fixed Annuities and other products (3):
3,488	3,504	Beginning total account value	3,487	3,489	3,485	3,488	3,489
26	30	Sales	14	12	18	12	14
(52)	(57)	Surrenders and withdrawals	(26)	(21)	(27)	(27)	(25)

(26)	(27)	Net redemptions	(12)	(9)	(9)	(15)	(11)
(166)	(178)	Benefit payments	(90)	(91)	(75)	(84)	(82)

(192)	(205)	Net flows	(102)	(100)	(84)	(99)	(93)
196	191	Interest credited and other	105	96	87	100	96
—	(1)	Policy charges	(1)	—	—	—	—

3,492	3,489	Ending total account value	3,489	3,485	3,488	3,489	3,492

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
997	1,205	Insurance Agents	625	598	550	507	490
474	837	Wirehouses	452	376	279	236	238
1,204	1,680	Independent Financial Planners	897	841	659	573	631
272	576	Bank Distribution	307	285	168	124	148

2,947	4,298	Total	2,281	2,100	1,656	1,440	1,507

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,942	Beginning balance	10,017	9,977	9,863	9,892	9,810
353	459	Premiums and deposits	221	215	194	185	168
(298)	(281)	Surrenders and withdrawals	(140)	(134)	(148)	(153)	(145)

55	178	Net sales	81	81	46	32	23
(201)	(215)	Benefit payments	(110)	(107)	(89)	(100)	(101)

(146)	(37)	Net flows	(29)	(26)	(43)	(68)	(78)
114	126	Interest credited and other	62	58	57	58	56
(56)	(53)	Net transfers (to) from separate account	(72)	(146)	15	(72)	16
—	(1)	Policy charges	(1)	—	—	—	—

9,804	9,977	Ending balance	9,977	9,863	9,892	9,810	9,804

		Account Values in Separate Account (1):
146,891	143,003	Beginning balance	142,716	144,700	148,525	146,891	150,509
2,594	3,839	Premiums and deposits	2,060	1,885	1,462	1,255	1,339
(4,462)	(3,438)	Surrenders and withdrawals	(1,800)	(1,879)	(2,001)	(2,200)	(2,262)

(1,868)	401	Net sales (redemptions)	260	6	(539)	(945)	(923)
(769)	(717)	Benefit payments	(379)	(333)	(333)	(397)	(372)

(2,637)	(316)	Net flows	(119)	(327)	(872)	(1,342)	(1,295)
10,411	3,702	Change in market value, interest credited and other	2,916	4,915	154	5,793	4,618
56	53	Net transfers (to) from general account	72	146	(15)	72	(16)
(1,831)	(1,742)	Policy charges	(885)	(909)	(901)	(905)	(926)

152,890	144,700	Ending balance	144,700	148,525	146,891	150,509	152,890

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2016			2017
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	4,524	4,403	4,104	3,879	3,661
Guaranteed minimum withdrawal benefits	537	532	514	509	494
Guaranteed minimum income benefits	2,749	2,780	2,730	2,761	2,755
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	118,666	121,747	120,468	123,609	125,869
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,259	2,629	2,932	3,025	3,084

Total	128,735	132,091	130,748	133,783	135,863

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	107,253	109,175	107,752	110,286	111,750
Account Values with Auto-Rebalancing Feature - externally reinsured	2,259	2,629	2,932	3,025	3,084
Account Values without Auto-Rebalancing Feature	19,223	20,287	20,064	20,472	21,029

Total	128,735	132,091	130,748	133,783	135,863

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,366	3,928	4,494	3,872	3,594
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	1,179	1,049	1,082	939	846

Total	5,545	4,977	5,576	4,811	4,440

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2016			2017
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	116,599	119,755	118,620	121,507	123,591
Net amount at risk	544	399	487	385	323
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,127	31,534	30,980	31,460	31,612
Net amount at risk	4,147	3,533	3,714	3,215	3,012

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	109,512	111,804	110,684	113,311	114,834
Account Values without Auto-Rebalancing Feature	38,214	39,485	38,916	39,656	40,369

Total	147,726	151,289	149,600	152,967	155,203

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,852	1,392	1,597	1,265	1,168
Net Amount at Risk without Auto-Rebalancing Feature	2,839	2,540	2,604	2,335	2,167

Total	4,691	3,932	4,201	3,600	3,335

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
202,802	188,961	Beginning total account value	190,953	194,007	200,476	202,802	210,400
11,507	11,355	Deposits and sales	4,699	5,405	5,168	6,736	4,771
(12,476)	(9,799)	Withdrawals and benefits	(4,513)	(5,013)	(5,315)	(6,690)	(5,786)
12,898	3,490	Change in market value, interest credited, interest income and other activity	2,868	6,077	2,473	7,552	5,346

214,731	194,007	Ending total account value	194,007	200,476	202,802	210,400	214,731

(969)	1,556	Net additions (withdrawals)	186	392	(147)	46	(1,015)

		Stable value account values included above	47,581	48,352	48,725	48,737	48,829

		Institutional Investment Products:
183,376	179,964	Beginning total account value	180,819	180,882	186,224	183,376	185,115
6,599	5,482	Additions	3,421	6,907	3,751	4,042	2,557
(8,412)	(5,902)	Withdrawals and benefits	(3,119)	(2,339)	(3,920)	(4,241)	(4,171)
2,902	4,251	Change in market value, interest credited and interest income	2,053	1,953	(905)	1,229	1,673
2,145	(2,913)	Other (1)	(2,292)	(1,179)	(1,774)	709	1,436

186,610	180,882	Ending total account value	180,882	186,224	183,376	185,115	186,610

(1,813)	(420)	Net additions (withdrawals)	302	4,568	(169)	(199)	(1,614)

		Amounts included in ending total account value above:
69,808	69,567	Investment-only stable value wraps	69,567	71,482	70,196	70,576	69,808
33,138	31,438	Longevity reinsurance (2)	31,438	31,280	29,959	32,004	33,138
83,664	79,877	Group annuities and other products	79,877	83,462	83,221	82,535	83,664

186,610	180,882	Ending total account value	180,882	186,224	183,376	185,115	186,610

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION -  SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2016			2017
2017	2016	Change		2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
1,167	1,071	9%	Asset management fees	547	577	579	575	592
127	138	-8%	Other related revenues	67	52	65	58	69
249	229	9%	Service, distribution and other revenues	118	121	129	123	126

1,543	1,438	7%	Total Asset Management segment revenues	732	750	773	756	787

			Analysis of asset management fees by source:
554	498	11%	Institutional customers	256	273	275	275	279
379	342	11%	Retail customers	173	182	183	185	194
234	231	1%	General account	118	122	121	115	119

1,167	1,071	9%	Total asset management fees	547	577	579	575	592

Supplementary Assets Under Management Information (in billions):
	June 30, 2017
	Equity	Fixed Income	Real Estate	Total
Institutional customers	62.1	357.1	42.0	461.2
Retail customers	124.2	105.5	1.5	231.2
General account	6.5	404.0	1.8	412.3

Total	192.8	866.6	45.3	1,104.7

	June 30, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	58.1	319.6	41.1	418.8
Retail customers	113.8	86.2	2.1	202.1
General account	6.3	418.2	1.8	426.3

Total	178.2	824.0	45.0	1,047.2

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION -  SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
386.4	347.1	Beginning assets under management	359.3	373.4	398.9	386.4	399.1
33.1	27.3	Additions	14.8	16.4	15.7	15.9	17.2
(26.1)	(27.9)	Withdrawals	(12.8)	(13.0)	(13.2)	(15.4)	(10.7)
20.4	24.0	Change in market value	11.3	8.4	(10.6)	9.6	10.8
0.3	(0.6)	Net money market flows	0.4	13.5	(1.1)	2.0	(1.7)
0.5	3.5	Other (1)	0.4	0.2	(3.3)	0.6	(0.1)

414.6	373.4	Ending assets under management	373.4	398.9	386.4	399.1	414.6
46.6	45.4	Affiliated institutional assets under management	45.4	47.0	45.1	46.1	46.6

461.2	418.8	Total assets managed for institutional customers at end of period	418.8	445.9	431.5	445.2	461.2

7.0	(0.6)	Net institutional additions (withdrawals), excluding money market activity	2.0	3.4	2.5	0.5	6.5

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
136.6	128.9	Beginning assets under management	127.8	131.3	137.7	136.6	144.2
23.8	21.7	Additions	11.5	10.5	9.9	13.0	10.8
(22.5)	(20.6)	Withdrawals	(9.9)	(9.6)	(11.5)	(12.9)	(9.6)
12.0	0.7	Change in market value	1.9	5.5	(1.7)	7.4	4.6
—	(0.1)	Net money market flows	—	—	—	—	—
0.1	0.7	Other (1)	—	—	2.2	0.1	—

150.0	131.3	Ending assets under management	131.3	137.7	136.6	144.2	150.0
81.2	70.8	Affiliated retail assets under management	70.8	71.3	72.6	73.4	81.2

231.2	202.1	Total assets managed for retail customers at end of period	202.1	209.0	209.2	217.6	231.2

1.3	1.1	Net retail additions (withdrawals), excluding money market activity	1.6	0.9	(1.6)	0.1	1.2

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in the client contract form, a $2 billion reclassification of assets under management from institutional to retail in 4Q’16 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2016			2017
2017	2016	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,524	2,453	3%	Premiums	1,234	1,210	1,231	1,268	1,256
641	1,224	-48%	Policy charges and fee income	505	713	699	717	(76)
1,283	1,175	9%	Net investment income	593	625	630	647	636
396	353	12%	Asset management fees, commissions and other income	187	195	190	196	200

4,844	5,205	-7%	Total revenues	2,519	2,743	2,750	2,828	2,016

			Benefits and Expenses (1):
2,948	3,584	-18%	Insurance and annuity benefits	1,950	1,622	1,611	1,707	1,241
488	460	6%	Interest credited to policyholders’ account balances	233	237	246	243	245
321	288	11%	Interest expense	146	147	153	157	164
(349)	(334)	-4%	Deferral of acquisition costs	(172)	(169)	(203)	(183)	(166)
332	(33)	1106%	Amortization of acquisition costs	(111)	83	71	72	260
1,373	1,295	6%	General and administrative expenses	674	650	691	680	693

5,113	5,260	-3%	Total benefits and expenses	2,720	2,570	2,569	2,676	2,437

(269)	(55)	-389%	Adjusted operating income (loss) before income taxes	(201)	173	181	152	(421)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2017			Quarter Ended June 30, 2017
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,524	446	2,078	1,256	230	1,026
Policy charges and fee income	641	333	308	(76)	(240)	164
Net investment income	1,283	965	318	636	483	153
Asset management fees, commissions and other income	396	355	41	200	181	19

Total revenues	4,844	2,099	2,745	2,016	654	1,362

Benefits and Expenses (1):
Insurance and annuity benefits	2,948	931	2,017	1,241	289	952
Interest credited to policyholders’ account balances	488	354	134	245	178	67
Interest expense	321	318	3	164	162	2
Deferral of acquisition costs	(349)	(349)	—	(166)	(166)	—
Amortization of acquisition costs	332	329	3	260	258	2
General and administrative expenses	1,373	955	418	693	490	203

Total benefits and expenses	5,113	2,538	2,575	2,437	1,211	1,226

Adjusted operating income (loss) before income taxes	(269)	(439)	170	(421)	(557)	136

	Six Months Ended June 30, 2016			Quarter Ended June 30, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,453	426	2,027	1,234	216	1,018
Policy charges and fee income	1,224	899	325	505	329	176
Net investment income	1,175	881	294	593	445	148
Asset management fees, commissions and other income	353	315	38	187	165	22

Total revenues	5,205	2,521	2,684	2,519	1,155	1,364

Benefits and Expenses (1):
Insurance and annuity benefits	3,584	1,563	2,021	1,950	949	1,001
Interest credited to policyholders’ account balances	460	333	127	233	169	64
Interest expense	288	286	2	146	145	1
Deferral of acquisition costs	(334)	(334)	—	(172)	(172)	—
Amortization of acquisition costs	(33)	(36)	3	(111)	(113)	2
General and administrative expenses	1,295	879	416	674	467	207

Total benefits and expenses	5,260	2,691	2,569	2,720	1,445	1,275

Adjusted operating income (loss) before income taxes	(55)	(170)	115	(201)	(290)	89

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

103	98	Term life	50	52	50	49	54
93	112	Guaranteed Universal life	61	54	77	53	40
54	43	Other Universal life	23	21	31	21	33
49	51	Variable life	25	16	25	23	26

299	304	Total	159	143	183	146	153

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

56	59	Prudential Agents	30	28	29	27	29
243	245	Third party distribution	129	115	154	119	124

299	304	Total	159	143	183	146	153

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,041	24,487	Beginning balance	24,437	24,747	25,000	26,041	26,358
1,636	1,630	Premiums and deposits	821	751	949	804	832
(522)	(508)	Surrenders and withdrawals	(257)	(240)	(240)	(233)	(289)

1,114	1,122	Net sales	564	511	709	571	543
(305)	(246)	Benefit payments	(121)	(138)	(106)	(182)	(123)

809	876	Net flows	443	373	603	389	420
143	(87)	Interest credited and other	137	155	718	228	(85)
212	192	Net transfers from separate account	93	102	102	106	106
(806)	(721)	Policy charges	(363)	(377)	(382)	(406)	(400)
—	—	Acquisition	—	—	—	—	—

26,399	24,747	Ending balance	24,747	25,000	26,041	26,358	26,399

		Separate Account Liabilities:
28,455	27,027	Beginning balance	26,887	27,227	28,129	28,455	29,669
785	793	Premiums and deposits	337	287	359	442	343
(447)	(439)	Surrenders and withdrawals	(222)	(212)	(201)	(220)	(227)

338	354	Net sales	115	75	158	222	116
(90)	(91)	Benefit payments	(40)	(39)	(33)	(46)	(44)

248	263	Net flows	75	36	125	176	72
2,224	580	Change in market value, interest credited and other	585	1,196	532	1,373	851
(212)	(192)	Net transfers to general account	(93)	(102)	(102)	(106)	(106)
(456)	(451)	Policy charges	(227)	(228)	(229)	(229)	(227)
—	—	Acquisition	—	—	—	—	—

30,259	27,227	Ending balance	27,227	28,129	28,455	29,669	30,259

		FACE AMOUNT IN FORCE (3):

		Term life	706,636	714,733	721,602	727,736	736,348
		Guaranteed Universal life	127,453	130,400	134,973	137,801	139,663
		Other Universal life	44,505	44,781	45,350	45,704	46,328
		Variable life	162,416	163,184	162,574	162,611	162,452

		Total	1,041,010	1,053,098	1,064,500	1,073,851	1,084,791

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
242	256	Group life	24	29	31	186	56
129	100	Group disability	21	13	6	115	14

371	356	Total	45	42	37	301	70

		Future Policy Benefits (1) (2):
		Group life	2,124	2,065	2,238	2,166	2,139
		Group disability	21	11	3	28	20

		Total	2,145	2,076	2,241	2,194	2,159

		Policyholders’ Account Balances (1):
		Group life	8,367	8,497	8,634	8,614	8,516
		Group disability	240	208	224	237	212

		Total	8,607	8,705	8,858	8,851	8,728

		Separate Account Liabilities (1):
		Group life	23,816	24,839	23,594	23,812	24,073
		Group disability	—	—	—	—	—

		Total	23,816	24,839	23,594	23,812	24,073

		Group Life Insurance:
2,092	2,073	Gross premiums, policy charges and fee income (3)	1,064	1,016	1,006	1,038	1,054
1,966	1,953	Earned premiums, policy charges and fee income	998	953	939	985	981
89.3%	89.0%	Benefits ratio (4)	88.6%	88.6%	87.3%	92.2%	86.3%
10.6%	10.7%	Administrative operating expense ratio	10.6%	10.6%	10.7%	10.8%	10.5%
		Persistency ratio	95.8%	95.3%	95.2%	94.9%	94.6%

		Group Disability Insurance:
470	438	Gross premiums, policy charges and fee income (3)	222	219	223	233	237
420	399	Earned premiums, policy charges and fee income	196	199	207	211	209
75.5%	79.7%	Benefits ratio (5)	77.5%	80.4%	91.3%	74.3%	76.7%
29.2%	31.6%	Administrative operating expense ratio	31.1%	31.4%	31.0%	29.4%	29.0%
		Persistency ratio	93.7%	92.9%	91.7%	93.7%	93.4%

		Total Group Insurance (6):
86.8%	87.4%	Benefits ratio	86.6%	87.1%	88.0%	89.1%	84.5%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 86.9%, 92.2%, 87.3%, 88.6%, and 90.8% for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and 89.6% and 90.1% for year-to-date June 2017 and 2016, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 47.5%, 74.3%, 91.3% 80.4%, and 47.9% for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and 61.0% and 65.2% for year-to-date June 2017 and 2016, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 80.0%, 89.1%, 88.0%, 87.1%, and 83.8% for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and 84.5% and 85.9% for year-to-date June 2017 and 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,871	4,916	Beginning balance	4,130	4,119	4,515	4,871	4,865
159	217	Capitalization	117	104	87	79	80
(230)	(266)	Amortization - operating results	(122)	(84)	(134)	(128)	(102)
555	(700)	Amortization - realized investment gains and losses	17	374	347	50	505
(43)	(48)	Impact of unrealized (gains) or losses on AFS securities	(23)	2	56	(7)	(36)
—	—	Other	—	—	—	—	—

5,312	4,119	Ending balance	4,119	4,515	4,871	4,865	5,312

		INDIVIDUAL LIFE INSURANCE:
5,278	4,883	Beginning balance	4,727	4,773	4,840	5,278	5,393
349	334	Capitalization	172	169	203	183	166
(329)	36	Amortization - operating results	113	(82)	(69)	(71)	(258)
107	(106)	Amortization - realized investment gains and losses	(80)	2	4	2	105
(75)	(374)	Impact of unrealized (gains) or losses on AFS securities	(159)	(22)	300	1	(76)

5,330	4,773	Ending balance	4,773	4,840	5,278	5,393	5,330

		GROUP INSURANCE:
176	182	Beginning balance	181	179	178	176	175
—	—	Capitalization	—	—	—	—	—
(3)	(3)	Amortization - operating results	(2)	(1)	(2)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

173	179	Ending balance	179	178	176	175	173

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,082	1,188	Beginning balance	916	893	1,012	1,082	1,064
1	2	Capitalization	1	1	—	—	1
(71)	(101)	Amortization - operating results	(50)	(23)	(44)	(41)	(30)
209	(187)	Amortization - realized investment gains and losses	29	140	103	25	184
(10)	(9)	Impact of unrealized (gains) or losses on AFS securities	(3)	1	11	(2)	(8)
—	—	Other	—	—	—	—	—

1,211	893	Ending balance	893	1,012	1,082	1,064	1,211

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2016			2017
2017	2016	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
7,994	7,595	5%	Premiums	3,899	3,939	3,814	3,962	4,032
246	236	4%	Policy charges and fee income	106	134	129	134	112
2,465	2,324	6%	Net investment income	1,204	1,229	1,206	1,205	1,260
187	232	-19%	Asset management fees, commissions and other income	134	82	89	108	79

10,892	10,387	5%	Total revenues	5,343	5,384	5,238	5,409	5,483

			Benefits and Expenses (1):
6,855	6,570	4%	Insurance and annuity benefits	3,397	3,382	3,280	3,433	3,422
448	457	-2%	Interest credited to policyholders’ account balances	230	237	226	226	222
6	3	100%	Interest expense	1	2	3	3	3
(972)	(862)	-13%	Deferral of acquisition costs	(436)	(462)	(426)	(465)	(507)
589	533	11%	Amortization of acquisition costs	273	271	264	285	304
2,344	2,104	11%	General and administrative expenses	1,075	1,174	1,136	1,128	1,216

9,270	8,805	5%	Total benefits and expenses	4,540	4,604	4,483	4,610	4,660

1,622	1,582	3%	Adjusted operating income before income taxes	803	780	755	799	823

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2017			Quarter Ended June 30, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,994	4,049	3,945	4,032	1,933	2,099
Policy charges and fee income	246	173	73	112	77	35
Net investment income	2,465	1,025	1,440	1,260	516	744
Asset management fees, commissions and other income	187	108	79	79	51	28

Total revenues	10,892	5,355	5,537	5,483	2,577	2,906

Benefits and Expenses (1):
Insurance and annuity benefits	6,855	3,577	3,278	3,422	1,711	1,711
Interest credited to policyholders’ account balances	448	118	330	222	56	166
Interest expense	6	4	2	3	2	1
Deferral of acquisition costs	(972)	(528)	(444)	(507)	(263)	(244)
Amortization of acquisition costs	589	299	290	304	151	153
General and administrative expenses	2,344	1,148	1,196	1,216	591	625

Total benefits and expenses	9,270	4,618	4,652	4,660	2,248	2,412

Adjusted operating income before income taxes	1,622	737	885	823	329	494

	Six Months Ended June 30, 2016			Quarter Ended June 30, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,595	3,758	3,837	3,899	1,818	2,081
Policy charges and fee income	236	159	77	106	67	39
Net investment income	2,324	947	1,377	1,204	483	721
Asset management fees, commissions and other income	232	112	120	134	49	85

Total revenues	10,387	4,976	5,411	5,343	2,417	2,926

Benefits and Expenses (1):
Insurance and annuity benefits	6,570	3,341	3,229	3,397	1,632	1,765
Interest credited to policyholders’ account balances	457	115	342	230	56	174
Interest expense	3	2	1	1	1	—
Deferral of acquisition costs	(862)	(410)	(452)	(436)	(197)	(239)
Amortization of acquisition costs	533	258	275	273	127	146
General and administrative expenses	2,104	917	1,187	1,075	455	620

Total benefits and expenses	8,805	4,223	4,582	4,540	2,074	2,466

Adjusted operating income before income taxes	1,582	753	829	803	343	460

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2016			2017
2017	2016		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,158	3,017	Japan, excluding Gibraltar Life	1,434	1,472	1,386	1,691	1,467
4,018	3,914	Gibraltar Life	2,120	2,094	2,022	1,884	2,134
1,064	900	All other countries	451	507	535	521	543

8,240	7,831	Total	4,005	4,073	3,943	4,096	4,144

		Annualized new business premiums:
587	427	Japan, excluding Gibraltar Life (2)	190	208	205	336	251
841	858	Gibraltar Life	449	460	408	358	483
234	197	All other countries (2)	99	115	124	128	106

1,662	1,482	Total (2)	738	783	737	822	840

		Annualized new business premiums by distribution channel:
821	624	Life Planner Operations (2)	289	323	329	464	357
397	365	Gibraltar Life Consultants	204	200	175	167	230
293	370	Banks	176	188	158	132	161
151	123	Independent Agency	69	72	75	59	92

1,662	1,482	Total (2)	738	783	737	822	840

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
3,164	3,007	Japan, excluding Gibraltar Life	1,395	1,380	1,365	1,707	1,457
4,046	3,953	Gibraltar Life	2,099	1,999	1,946	1,912	2,134
1,044	932	All other countries	461	497	542	512	532

8,254	7,892	Total	3,955	3,876	3,853	4,131	4,123

		Annualized new business premiums:
588	425	Japan, excluding Gibraltar Life	185	197	202	339	249
845	867	Gibraltar Life	448	450	389	362	483
227	206	All other countries	101	111	122	124	103

1,660	1,498	Total	734	758	713	825	835

		Annualized new business premiums by distribution channel:
815	631	Life Planner Operations	286	308	324	463	352
399	369	Gibraltar Life Consultants	203	194	170	169	230
295	373	Banks	176	186	157	133	162
151	125	Independent Agency	69	70	62	60	91

1,660	1,498	Total	734	758	713	825	835

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	The amounts for the first quarter of 2017 have been revised to correct the previously reported amounts.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2016			2017
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	310	314	318	327	332
Gibraltar Life	320	324	327	330	333
All other countries	119	121	123	124	126

Total	749	759	768	781	791

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,384	3,436	3,488	3,581	3,632
Gibraltar Life	7,141	7,170	7,182	7,191	7,207
All other countries	2,024	2,048	2,076	2,105	2,122

Total	12,549	12,654	12,746	12,877	12,961

International life insurance policy persistency:

Life Planner Operations:
13 months	93.1%	93.0%	93.0%	93.0%	93.0%
25 months	85.6%	86.2%	86.3%	86.3%	86.5%

Gibraltar Life (3):
13 months	93.3%	93.4%	93.5%	93.3%	93.4%
25 months	85.3%	85.5%	86.2%	86.7%	86.9%

Number of Life Planners at end of period:
Japan	3,653	3,776	3,824	3,932	3,861
All other countries	3,898	3,891	3,856	3,887	3,874

Total Life Planners	7,551	7,667	7,680	7,819	7,735

Gibraltar Life Consultants	8,734	8,790	8,884	8,752	8,509

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2017				December 31, 2016
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	278,819	26,787	252,032	64.7%	268,118	24,917	243,201	64.2%
Public, held-to-maturity, at amortized cost	1,786	—	1,786	0.5%	1,772	—	1,772	0.5%
Private, available-for-sale, at fair value	56,082	14,250	41,832	10.7%	53,061	13,987	39,074	10.3%
Private, held-to-maturity, at amortized cost	337	—	337	0.1%	372	—	372	0.1%
Trading account assets supporting insurance liabilities, at fair value	22,073	—	22,073	5.7%	21,840	—	21,840	5.8%
Other trading account assets, at fair value	2,053	310	1,743	0.4%	1,805	284	1,521	0.4%
Equity securities, available-for-sale, at fair value	10,138	2,442	7,696	2.0%	9,735	2,572	7,163	1.9%
Commercial mortgage and other loans, at book value	54,338	9,432	44,906	11.5%	52,208	9,437	42,771	11.2%
Policy loans, at outstanding balance	11,719	4,583	7,136	1.8%	11,755	4,660	7,095	1.9%
Other long-term investments (1)	10,334	3,121	7,213	1.8%	10,251	3,020	7,231	1.9%
Short-term investments	3,605	395	3,210	0.8%	7,494	837	6,657	1.8%

Subtotal (2)	451,284	61,320	389,964	100.0%	438,411	59,714	378,697	100.0%

Invested assets of other entities and operations (3)	7,117	—	7,117		5,829	—	5,829

Total investments	458,401	61,320	397,081		444,240	59,714	384,526

Fixed Maturities by Credit Quality (2):

	June 30, 2017					December 31, 2016
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	192,290	26,495	1,467	217,318	85.5%	184,831	26,239	2,261	208,809	85.1%
2	26,526	2,790	229	29,087	11.4%	26,922	2,479	454	28,947	11.8%

Subtotal - High or Highest Quality Securities	218,816	29,285	1,696	246,405	96.9%	211,753	28,718	2,715	237,756	96.9%

3	4,935	308	67	5,176	2.0%	4,837	323	90	5,070	2.1%
4	2,164	158	45	2,277	0.9%	1,951	178	52	2,077	0.8%
5	136	28	3	161	0.1%	230	43	6	267	0.1%
6	163	5	2	166	0.1%	152	4	1	155	0.1%

Subtotal - Other Securities	7,398	499	117	7,780	3.1%	7,170	548	149	7,569	3.1%

Total	226,214	29,784	1,813	254,185	100.0%	218,923	29,266	2,864	245,325	100.0%

Private Fixed Maturities:

NAIC Rating (4)
1	11,655	749	61	12,343	29.3%	10,448	647	164	10,931	27.7%
2	23,437	1,422	334	24,525	58.1%	22,364	1,249	627	22,986	58.2%

Subtotal - High or Highest Quality Securities	35,092	2,171	395	36,868	87.4%	32,812	1,896	791	33,917	85.9%

3	3,452	158	50	3,560	8.4%	3,709	131	92	3,748	9.5%
4	1,048	33	19	1,062	2.5%	927	22	30	919	2.3%
5	557	23	25	555	1.3%	649	30	22	657	1.7%
6	126	28	4	150	0.4%	194	49	10	233	0.6%

Subtotal - Other Securities	5,183	242	98	5,327	12.6%	5,479	232	154	5,557	14.1%

Total	40,275	2,413	493	42,195	100.0%	38,291	2,128	945	39,474	100.0%

(1)	Other long-term investments consist of investments in joint ventures and limited partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2017 and December 31, 2016, 702 securities with amortized cost of $4,225 million (fair value $4,315 million) and 918 securities with amortized cost of $4,634 million (fair value $4,759 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	June 30, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	127,180	76.4%	123,285	77.9%
Public, held-to-maturity, at amortized cost	1,786	1.1%	1,772	1.1%
Private, available-for-sale, at fair value	13,585	8.2%	11,646	7.4%
Private, held-to-maturity, at amortized cost	337	0.2%	372	0.2%
Trading account assets supporting insurance liabilities, at fair value	2,381	1.4%	2,166	1.4%
Other trading account assets, at fair value	437	0.3%	434	0.3%
Equity securities, available-for-sale, at fair value	2,763	1.7%	2,654	1.7%
Commercial mortgage and other loans, at book value	13,001	7.8%	11,700	7.4%
Policy loans, at outstanding balance	2,482	1.5%	2,369	1.5%
Other long-term investments (3)	2,086	1.3%	1,186	0.8%
Short-term investments	130	0.1%	398	0.3%

Total	166,168	100.0%	157,982	100.0%

	June 30, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	124,852	55.8%	119,916	54.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	28,247	12.6%	27,428	12.4%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,692	8.8%	19,674	9.0%
Other trading account assets, at fair value	1,306	0.6%	1,087	0.5%
Equity securities, available-for-sale, at fair value	4,933	2.2%	4,509	2.0%
Commercial mortgage and other loans, at book value	31,905	14.3%	31,071	14.1%
Policy loans, at outstanding balance	4,654	2.1%	4,726	2.1%
Other long-term investments (3)	5,127	2.3%	6,045	2.7%
Short-term investments	3,080	1.3%	6,259	2.8%

Total	223,796	100.0%	220,715	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of investments in joint ventures and limited partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended June 30
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.85%	2,511	182	3.88%	2,353	379
Equity securities	6.76%	95	48	7.11%	93	(20)
Commercial mortgage and other loans	4.13%	400	(5)	4.32%	383	(6)
Policy loans	4.87%	87	—	4.88%	86	—
Short-term investments and cash equivalents	1.27%	39	—	0.55%	27	1
Other investments	6.07%	133	(1,407)	2.66%	57	867

Gross investment income before investment expenses	3.93%	3,265	(1,182)	3.78%	2,999	1,221
Investment expenses	-0.14%	(117)	—	-0.15%	(107)	—

Subtotal	3.79%	3,148	(1,182)	3.63%	2,892	1,221

Investment results of other entities and operations (3)		269	8		258	7
Less, investment income related to adjusted operating income reconciling items		(82)			(63)

Total		3,335	(1,174)		3,087	1,228

	Six Months Ended June 30
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.87%	4,968	315	3.91%	4,621	342
Equity securities	6.07%	167	74	6.15%	157	(25)
Commercial mortgage and other loans	4.07%	775	(5)	4.33%	761	8
Policy loans	4.88%	173	—	4.90%	170	—
Short-term investments and cash equivalents	1.20%	74	—	0.56%	54	1
Other investments	8.37%	358	(1,402)	2.92%	122	2,853

Gross investment income before investment expenses	3.98%	6,515	(1,018)	3.79%	5,885	3,179
Investment expenses	-0.14%	(230)	—	-0.14%	(203)	—

Subtotal	3.84%	6,285	(1,018)	3.65%	5,682	3,179

Investment results of other entities and operations (3)		548	(2)		526	28
Less, investment income related to adjusted operating income reconciling items		(144)			(104)

Total		6,689	(1,020)		6,104	3,207

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.05%	910	183	3.09%	863	283
Equity securities	5.53%	21	21	5.17%	20	2
Commercial mortgage and other loans	4.26%	133	(1)	4.11%	106	1
Policy loans	3.95%	25	—	3.89%	23	—
Short-term investments and cash equivalents	1.44%	4	—	0.82%	2	—
Other investments (2)	7.19%	39	117	8.07%	58	276

Gross investment income before investment expenses	3.26%	1,132	320	3.30%	1,072	562
Investment expenses	-0.12%	(44)	—	-0.12%	(40)	—

Total	3.14%	1,088	320	3.18%	1,032	562

	Six Months Ended June 30
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.05%	1,786	373	3.11%	1,678	468
Equity securities	4.70%	36	34	4.44%	34	7
Commercial mortgage and other loans	4.11%	250	—	4.26%	214	7
Policy loans	3.94%	48	—	3.90%	45	—
Short-term investments and cash equivalents	1.34%	7	—	0.81%	4	—
Other investments (2)	7.39%	73	186	5.37%	74	891

Gross investment income before investment expenses	3.23%	2,200	593	3.26%	2,049	1,373
Investment expenses	-0.12%	(87)	—	-0.12%	(79)	—

Total	3.11%	2,113	593	3.14%	1,970	1,373

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended June 30
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.53%	1,601	(1)	4.56%	1,490	96
Equity securities	7.24%	74	27	7.97%	73	(22)
Commercial mortgage and other loans	4.06%	267	(4)	4.40%	277	(7)
Policy loans	5.35%	62	—	5.40%	63	—
Short-term investments and cash equivalents	1.26%	35	—	0.54%	25	1
Other investments	5.70%	94	(1,524)	-0.02%	(1)	591

Gross investment income before investment expenses	4.42%	2,133	(1,502)	4.11%	1,927	659
Investment expenses	-0.15%	(73)	—	-0.16%	(67)	—

Total	4.27%	2,060	(1,502)	3.95%	1,860	659

	Six Months Ended June 30
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.55%	3,182	(58)	4.59%	2,943	(126)
Equity securities	6.61%	131	40	6.89%	123	(32)
Commercial mortgage and other loans	4.05%	525	(5)	4.36%	547	1
Policy loans	5.36%	125	—	5.40%	125	—
Short-term investments and cash equivalents	1.19%	67	—	0.55%	50	1
Other investments	8.66%	285	(1,588)	1.73%	48	1,962

Gross investment income before investment expenses	4.51%	4,315	(1,611)	4.16%	3,836	1,806
Investment expenses	-0.16%	(143)	—	-0.16%	(124)	—

Total	4.35%	4,172	(1,611)	4.00%	3,712	1,806

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Second Quarter 2017								Second Quarter 2016
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income	Premiums	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Interest Expense	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income
Individual Annuities:
Annual review of assumptions	—	—	12	(15)	(5)	(13)	(1)	46	—	—	(19)	8	—	7	—	4
Market performance and experience true-ups	—	—	33	(7)	(3)	(11)	—	54	—	—	(35)	—	—	(12)	(1)	48
Total of above items	—	—	45	(22)	(8)	(24)	(1)	100	—	—	(54)	8	—	(5)	(1)	52
Reported amount	—	—	369	71	77	102	507		—	—	57	98	—	122	537
Amount excluding impact of items indicated above	—	—	324	93	85	126	508		—	—	111	90	—	127	538
Retirement:
Annual review of assumptions	—	—	—	4	45	(7)	(22)	(20)	362	—	363	—	—	(1)	(6)	6
Total of above items	—	—	—	4	45	(7)	(22)	(20)	362	—	363	—	—	(1)	(6)	6
Reported amount	—	—	—	2,649	409	4	240		974	—	1,403	—	—	5	247
Amount excluding impact of items indicated above	—	—	—	2,645	364	11	262		612	—	1,040	—	—	6	253
Individual Life:
Annual review of assumptions	—	(763)	—	(321)	—	175	36	(653)	—	(230)	347	—	—	(193)	36	(420)
Total of above items	—	(763)	—	(321)	—	175	36	(653)	—	(230)	347	—	—	(193)	36	(420)
Reported amount	—	(240)	—	289	—	258	490		—	329	949	—	—	(113)	467
Amount excluding impact of items indicated above	—	523	—	610	—	83	454		—	559	602	—	—	80	431
Group Insurance:
Annual review of assumptions	(8)	18	—	(45)	—	—	—	55	14	33	6	—	—	—	—	41
Total of above items	(8)	18	—	(45)	—	—	—	55	14	33	6	—	—	—	—	41
Reported amount	1,026	164	—	952	—	—	—		1,018	176	1,001	—	—	—	—
Amount excluding impact of items indicated above	1,034	146	—	997	—	—	—		1,004	143	995	—	—	—	—
International Insurance - Life Planner operations:
Annual review of assumptions	—	(7)	—	50	—	7	3	(67)	—	(22)	33	—	—	(7)	(10)	(38)
Total of above items	—	(7)	—	50	—	7	3	(67)	—	(22)	33	—	—	(7)	(10)	(38)
Reported amount	—	77	—	1,711	—	151	591		—	67	1,632	—	—	127	455
Amount excluding impact of items indicated above	—	84	—	1,661	—	144	588		—	89	1,599	—	—	134	465
International Insurance - Gibraltar Life & Other operations:
Annual review of assumptions	13	—	—	(5)	(1)	(2)	—	21	—	—	33	—	—	1	—	(34)
Total of above items	13	—	—	(5)	(1)	(2)	—	21	—	—	33	—	—	1	—	(34)
Reported amount	2,099	—	—	1,711	166	153	—		—	—	1,765	—	—	146	—
Amount excluding impact of items indicated above	2,086	—	—	1,716	167	155	—		—	—	1,732	—	—	145	—
Corporate & Other:
Annual review of assumptions	—	—	—	4	—	—	—	(4)	—	—	3	—	—	—	—	(3)
Costs associated with debt tender offer	—	—	—	—	—	—	—	—	—	—	—	—	36	—	—	(36)
Total of above items	—	—	—	4	—	—	—	(4)	—	—	3	—	36	—	—	(39)
Reported amount		—	—	3	—	—	—		—	—	6	—	182	—	—
Amount excluding impact of items indicated above	—	—	—	(1)	—	—	—		—	—	3	—	146	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2017								Three Months Ended June 30, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	7,557	—	—	—	670	99	—	8,326	6,146	—	—	—	693	96	—	6,935
Policy charges and fee income	794	(69)	—	—	—	—	—	725	1,288	(12)	—	—	—	—	—	1,276
Net investment income	3,335	(9)	—	—	672	91	—	4,089	3,087	(8)	—	—	639	71	—	3,789
Realized investment gains (losses), net	161	(1,372)	—	—	82	37	—	(1,092)	138	1,059	—	—	205	31	—	1,433
Asset management fees, commissions and other income	1,181	4	201	—	25	1	(19)	1,393	1,153	(249)	108	—	9	1	(16)	1,006

Total revenues	13,028	(1,446)	201	—	1,449	228	(19)	13,441	11,812	790	108	—	1,546	199	(16)	14,439

Benefits and Expenses :

Insurance and annuity benefits	7,386	(69)	—	—	1,328	174	—	8,819	6,813	153	—	—	1,433	188	—	8,587
Interest credited to policyholders’ account balances	953	(184)	—	145	33	—	—	947	914	(23)	—	133	34	—	—	1,058
Interest expense	326	—	—	—	—	1	—	327	357	—	—	—	—	—	—	357
Deferral of acquisition costs	(755)	—	—	—	—	—	—	(755)	(718)	—	—	—	—	—	—	(718)
Amortization of acquisition costs	662	(586)	—	—	8	—	—	84	281	138	—	—	8	—	—	427
General and administrative expenses	3,228	72	—	—	98	18	(5)	3,411	3,108	162	—	—	103	22	(8)	3,387

Total benefits and expenses	11,800	(767)	—	145	1,467	193	(5)	12,833	10,755	430	—	133	1,578	210	(8)	13,098

	Six Months Ended June 30, 2017								Six Months Ended June 30, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	13,331	—	—	—	1,274	202	—	14,807	11,723	—	—	—	1,315	194	—	13,232
Policy charges and fee income	2,349	(91)	—	—	—	—	—	2,258	2,799	76	—	—	—	—	—	2,875
Net investment income	6,689	(17)	—	—	1,317	161	—	8,150	6,104	(15)	—	—	1,251	119	—	7,459
Realized investment gains (losses), net	283	(1,345)	—	—	355	42	—	(665)	312	2,817	—	—	107	78	—	3,314
Asset management fees, commissions and other income	2,383	(81)	245	—	60	4	(50)	2,561	2,166	(582)	324	—	2	2	(24)	1,888

Total revenues	25,035	(1,534)	245	—	3,006	409	(50)	27,111	23,104	2,296	324	—	2,675	393	(24)	28,768

Benefits and Expenses :

Insurance and annuity benefits	13,532	(108)	—	—	2,708	327	—	16,459	12,797	272	—	—	2,487	328	—	15,884
Interest credited to policyholders’ account balances	1,873	(209)	—	157	66	—	—	1,887	1,821	193	—	263	67	—	—	2,344
Interest expense	648	—	—	—	1	2	—	651	682	—	—	—	1	1	—	684
Deferral of acquisition costs	(1,479)	—	—	—	—	—	—	(1,479)	(1,403)	—	—	—	—	—	—	(1,403)
Amortization of acquisition costs	1,143	(639)	—	—	19	—	—	523	760	850	—	—	19	—	—	1,629
General and administrative expenses	6,430	63	—	—	196	39	(8)	6,720	6,065	283	—	—	206	44	(41)	6,557

Total benefits and expenses	22,147	(893)	—	157	2,990	368	(8)	24,761	20,722	1,598	—	263	2,780	373	(41)	25,695

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2016								Three Months Ended December 31, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	8,934	—	—	—	598	103	—	9,635	7,296	—	—	—	707	94	—	8,097
Policy charges and fee income	1,559	(19)	—	—	—	—	—	1,540	1,529	(38)	—	—	—	—	—	1,491
Net investment income	3,292	(8)	—	—	702	87	—	4,073	3,299	(8)	—	—	625	72	—	3,988
Realized investment gains (losses), net	115	529	—	—	153	16	—	813	150	(2,090)	—	—	174	(167)	—	(1,933)
Asset management fees, commissions and other income	1,150	(298)	37	—	28	3	(20)	900	1,146	644	(378)	—	7	1	(13)	1,407

Total revenues	15,050	204	37	—	1,481	209	(20)	16,961	13,420	(1,492)	(378)	—	1,513	—	(13)	13,050

Benefits and Expenses :

Insurance and annuity benefits	9,254	33	—	—	1,307	130	—	10,724	7,658	(174)	—	—	1,429	136	—	9,049
Interest credited to policyholders’ account balances	932	(140)	—	(1)	34	(1)	—	824	945	(103)	—	(283)	33	1	—	593
Interest expense	314	—	—	—	1	1	—	316	319	—	—	—	—	1	—	320
Deferral of acquisition costs	(731)	—	—	—	—	—	—	(731)	(711)	—	—	—	—	—	—	(711)
Amortization of acquisition costs	444	(339)	—	—	10	—	—	115	468	(343)	—	—	8	—	—	133
General and administrative expenses	3,279	1	—	—	98	23	(3)	3,398	3,282	(48)	—	—	101	22	(8)	3,349

Total benefits and expenses	13,492	(445)	—	(1)	1,450	153	(3)	14,646	11,961	(668)	—	(283)	1,571	160	(8)	12,733

	Three Months Ended March 31, 2017
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	5,774	—	—	—	604	103	—	6,481
Policy charges and fee income	1,555	(22)	—	—	—	—	—	1,533
Net investment income	3,354	(8)	—	—	645	70	—	4,061
Realized investment gains (losses), net	122	27	—	—	273	5	—	427
Asset management fees, commissions and other income	1,202	(85)	44	—	35	3	(31)	1,168

Total revenues	12,007	(88)	44	—	1,557	181	(31)	13,670

Benefits and Expenses :

Insurance and annuity benefits	6,146	(39)	—	—	1,380	153	—	7,640
Interest credited to policyholders’ account balances	920	(25)	—	12	33	—	—	940
Interest expense	322	—	—	—	1	1	—	324
Deferral of acquisition costs	(724)	—	—	—	—	—	—	(724)
Amortization of acquisition costs	481	(53)	—	—	11	—	—	439
General and administrative expenses	3,202	(9)	—	—	98	21	(3)	3,309

Total benefits and expenses	10,347	(126)	—	12	1,523	175	(3)	11,928

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations separate from the portion attributable to external and potentially volatile capital and currency market conditions. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through accumulated other comprehensive income under GAAP. However, book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including accumulated other comprehensive income determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the asset management business.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2017

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 2, 2017

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of August 2, 2017

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.